EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Stephen L. Cobb, chief financial officer of Trans-Century Resources, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-QSB of the Company for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.



                                      By:   /s/ Stephen L. Cobb
                                            ------------------------------
                                      Name: Stephen L. Cobb
                                      Title: Chief Financial Officer
                                      Date: January 30, 2003